FORM OF
                  RETIREMENT PLAN CUSTODIAL SERVICES AGREEMENT


THIS AGREEMENT is made and entered into as of the 26th day of June, 1997, by and between INVESTOR SERVICE CENTER, INC., a Delaware corporation ("Company"), and INVESTORS FIDUCIARY TRUST COMPANY, a Missouri trust company ("IFTC").

WHEREAS, Company desires to name a custodial trustee without discretionary trust powers and/or a custodian (in either or both capacities a "Custodian") for individual retirement accounts, simplified employee pension plans, 403(b)(7) custodial accounts, savings incentive match plans for employees of small employers and defined contribution retirement plans (whether or not "qualified" under the Internal Revenue Code of 1986, as amended ("Code"), and whether or not subject to the Employee Retirement Income Security Act of 1974 ("ERISA")) (all such accounts and plans are herein referred to collectively as "Plans") which Company sponsors, or may hereafter sponsor, for participants to invest solely in shares of the registered investment companies for which Company provides distribution and shareholder services (the "Funds"); and

WHEREAS, IFTC is willing to serve as Custodian with respect to Plans approved by IFTC, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. IFTC shall serve as Custodian for Plans sponsored by the Company which IFTC approves as hereinafter provided. Company and IFTC agree to evidence their agreement for IFTC to act as such with respect to each Plan approved by IFTC by executing a Retirement Plan Custodial Services Confirmation substantially in the form attached hereto as Exhibit A ("Confirmation"), and each party agrees to execute such further documents evidencing such agreement as may be reasonably requested by either party from time to time. As to each Plan, the "Effective Date" for purposes hereof shall be the date specified as such in the Confirmation for such Plan. IFTC certifies that it is qualified to act as Custodian for the Plans under the requirements of the Code.

2. No Plan shall provide for IFTC to serve as Custodian for any assets whatsoever other than shares of the Funds. In no event shall any Plan provide for IFTC (i) to have or exercise any discretionary authority or discretionary control whatsoever respecting management of the Plan or any authority or control respecting management or disposition of any assets of the Plan; (ii) to render or have authority or responsibility to render investment advice with respect to any moneys or other property of any Plan; or (iii) to have or exercise any discretionary authority or discretionary responsibility in the administration of any Plan. No Plan shall provide for IFTC to be, and in no event shall IFTC be deemed to be, a "fiduciary" as defined in ERISA.

3. IFTC shall serve as Custodian with respect to shares of each Fund only during such period of time as such Fund maintains its shareholder accounts and records on the computerized mutual fund recordkeeping system of DST Systems, Inc. (the "System"). IFTC shall at all times have full access to and use of all accounts and records relating to accounts on which IFTC is named custodian or trustee and which are maintained on the System for purposes of performing its duties and obligations as such custodian or trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with the terms of the Plans and any other applicable governing documents, all applicable requirements of law and all applicable accounting standards. Company hereby irrevocably authorizes and instructs DST Systems, Inc. to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The Company irrevocably acknowledges and agrees that IFTC may appoint agents and subcontractors with respect to servicing such accounts. The provisions of this paragraph shall continue after the termination of System and other services provided by DST Systems, Inc. to the Funds for so long as such access to and use of such accounts and records may be reasonably required by IFTC. Further, Company shall deliver to IFTC a Consent and Authorization from each Fund substantially in the form attached hereto as Exhibit B. IFTC's agreement to serve as Custodian hereunder shall not be effective as to any Fund until IFTC has received such Consent and Authorization executed by such Fund.

4. Company shall submit to IFTC for approval all Plans for which Company wishes for IFTC to serve as Custodian, including any and all related application forms, adoption agreements, transfer request forms, disclosure statements, Plan loan-related documents, beneficiary designation forms and any other Plan-related documents ("Plan Documents"), and any and all amendments, modifications and supplements thereto which Company may propose to use from time to time. IFTC shall not become the Custodian of any Plan unless and until it has approved the applicable Plan Documents in writing as evidenced by its execution of the Confirmation referencing the same, and IFTC shall not be deemed to have accepted and agreed to any subsequent amendment, modification or supplement to any Plan Document unless and until it has approved the same in writing. IFTC's review and approval of all Plan Documents and any and all amendments, modifications and supplements thereto is solely for IFTC's benefit, and Company shall bear full responsibility for the form and content thereof and compliance with all applicable laws, rules and regulations, as amended from time to time. Company shall be responsible for acquiring, at Company's sole expense, Internal Revenue Service determination letters ("IRS Letters") with respect to all Plans for which such determination letters are required by the Code and shall promptly provide IFTC copies thereof.

5.  Company  shall be  solely  responsible  for all costs  and  expenses  (i) of preparing, printing and distributing all Plan Documents and amendments, modifications and supplements thereto, including but not limited to costs and expenses necessary in order to comply with new or amended laws, rules and regulations, or (ii) related to or arising from any merger, reorganization, dissolution, termination or other organizational change involving any Plan, any Fund or Company.

6. With respect to all existing and future Plans (if any) in existence with enrolled participants prior to the Effective Date with respect thereto (including but not limited to Plans associated with any investment companies hereafter acquired):

i. Company, at its sole expense, shall in a timely manner obtain the removal or resignation of any prior trustee or custodian, modify and amend Plan Documents as necessary to name IFTC as Custodian and give all notices, obtain all approvals and take such other steps as may be required in connection therewith under the Plan Documents and applicable laws, rules and regulations.

ii. Except as provided in the next paragraph, Company, at its sole expense, shall cause to be prepared, mailed, distributed and filed all tax reports, information returns and other documents required by the Code with respect to Plan accounts ("Returns"), and shall cause to be withheld and paid all taxes relating to such accounts, with respect to the portion of the calendar year during which the Effective Date occurs which is prior thereto.

iii. Provided that IFTC consents to do so in writing, IFTC shall cause to be prepared, mailed, distributed and filed all Returns for the calendar year in which the Effective Date occurs; provided, however, that Company shall provide or cause to be provided to IFTC all necessary information with respect to the portion of such year prior to the Effective Date. IFTC shall be entitled to rely on the accuracy and completeness of such information with no duty to investigate or verify the same, and Company shall indemnify and hold harmless IFTC from and against, any and all losses, liabilities, claims, demands, actions, suits and expenses (including reasonable attorneys fees and penalties and other sums assessed by any federal, state or local governmental agency including the Internal Revenue Service and the United States Department of Labor ("Government Authority")) arising out of or resulting from any error, omission, inaccuracy or other deficiency therein. Company, at its sole expense, shall cause to be withheld and paid all taxes relating to such accounts with respect to the portion of the calendar year during which the Effective Date occurs which is prior thereto.

iv. If and to the extent necessary to permit performance of all duties and obligations of the Custodian, Company, at its sole expense, shall transfer or cause to be transferred onto the System to the maximum extent possible, and shall otherwise deliver or cause to be delivered to the transfer agent or other agent(s) which will perform shareholder account recordkeeping and servicing functions with respect to Plan accounts after the Effective Date, all relevant records previously maintained with respect to the accounts of participants in such Plans.

v. IFTC shall have no responsibility for, and Company shall, except to the extent (if any) prohibited by ERISA, indemnify and hold harmless IFTC from and against, any and all losses, liabilities, claims, demands, actions, suits and expenses (including reasonable attorneys fees and penalties and other sums assessed by any Government Authority) arising out of or resulting from (a) any acts, omissions or errors of any previous trustee or custodian, including but not limited to its failure to file or mail any Returns, withhold or pay any taxes, or file any schedules or other required information, (b) any error, omission, inaccuracy or other deficiency in the Plan participant account records or other relevant records created and maintained prior to the Effective Date, or
(c) costs and expenses of enforcing Company's obligations and agreements hereunder.

7. As compensation for its services as Custodian as provided for in this Agreement, the Company agrees that IFTC shall be paid the fees set forth in Exhibit C attached hereto, as the same may be amended from time to time by mutual agreement of the parties.

8. Subject to any longer notice periods required by the Plan Documents, Company may remove IFTC, and IFTC may resign, as Custodian of any or all the Plans by providing sixty (60) days written notice to the other party. In the event of such removal or resignation, Company, at its sole expense, shall in a timely manner appoint a successor trustee or custodian, modify and amend Plan Documents as necessary to delete all references to IFTC, and give all notices, obtain all approvals and take such other steps as may be required in connection therewith under the Plan Documents and applicable laws, rules and regulations.

9. Except to the extent (if any) prohibited by ERISA, and except to the extent resulting from the negligence or willful misconduct of IFTC, Company shall indemnify and hold harmless IFTC from and against any and all losses, liabilities, claims, demands, actions, suits and expenses whatsoever (including reasonable attorneys fees, penalties and other sums assessed by any Government Authority, and all costs and expenses of enforcing Company's obligations and agreements hereunder) arising out of, resulting from or in connection with (i) the Plans and Plan Documents, (ii) the appointment of and service by IFTC as Custodian therefor, (iii) any acts, omissions or errors of any successor trustee or custodian (including but not limited to its failure to file or mail any Returns, reports, schedules or other required documentation, or withhold or pay any taxes) or of any Plan administrator, co-trustee or other fiduciary, (iv) any instructions given by or on behalf of the Fund, or any policies, procedures or practices adopted or followed by any Fund, the Company or the Funds' transfer or other shareholder servicing agent(s) (other than IFTC), with respect to shareholder account recordkeeping and servicing which impacts Plan accounts, or (v) the failure of Company to perform any of its obligations hereunder.

10. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of Missouri, without reference to the conflicts of laws principles thereof.

11. All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other.

12. The provisions for indemnification extended hereunder are intended to and shall continue after and survive the expiration, termination or cancellation of this Agreement. All rights and remedies of each party hereunder shall be cumulative of all other rights and remedies which may be available to such party.

13. No provisions of the Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

14. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15. If any provision of this Agreement shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement shall not be affected thereby, and every provision of this Agreement shall remain in full force and effect and shall remain enforceable to the fullest extent permitted by applicable law.

16. Neither the execution nor performance of this Agreement shall be deemed to create a partnership or joint venture by and between Company and IFTC.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written by their respective duly authorized officers.

INVESTORS FIDUCIARY TRUST COMPANY
By:
Name:
Title:

INVESTOR SERVICE CENTER, INC.
By:
Name:
Title:

                                    EXHIBIT A

                 RETIREMENT PLAN CUSTODIAL SERVICES CONFIRMATION


This confirms that INVESTOR SERVICE CENTER, INC. ("Company") has designated, and hereby designates, INVESTORS FIDUCIARY TRUST COMPANY, a Missouri trust company with offices at 127 West Tenth Street, Kansas City, Missouri 64105 ("IFTC"), as custodial trustee without discretionary trust powers and custodian under the individual retirement account/simplified employee pension/403(b)(7) custodial account/savings incentive match plans for employees of small employers/defined contribution retirement plan(s) ("Plans") sponsored by Company, which are created and governed by Plan documents as presently in effect and as may be amended from time to time:

Investor Service Center, Inc. IRA Information Kit
Investor Service Center 403(b)(7) Account
Bull & Bear Qualified Retirement Plan (Basic Plan Document 03)
Bull & Bear Qualified Retirement Plan Supplemental Trust/Custody Agreement

IFTC has accepted, and hereby accepts, such appointment and certifies that it is qualified to act as such custodial trustee without discretionary trust powers and custodian under the applicable provisions of the Internal Revenue Code of 1986, as amended.

This agreement is made under and subject to the terms of that certain Retirement Plan Custodial Services Agreement by and between Company and IFTC dated as of June 26th, 1997 (the "Agreement"), which is hereby incorporated herein by reference.

The Effective Date of this agreement for purposes of the Agreement shall be June 26, 1997.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective duly authorized officers.

INVESTORS FIDUCIARY TRUST COMPANY


By:
Name:
Title:



INVESTOR SERVICE CENTER, INC.


By:
Name:
Title:

                                    EXHIBIT B

                            CONSENT AND AUTHORIZATION


In consideration of Investors Fiduciary Trust Company ("IFTC") serving as custodian and/or custodial trustee for the Accounts (as hereinafter defined), the undersigned registered investment company(ies) agree(s) that IFTC shall at all times have full access to and use of all accounts and records relating to Accounts which are maintained on the computerized mutual fund shareholder recordkeeping system of DST Systems, Inc. (the "System") for purposes of performing its duties and obligations as such custodian and/or custodial trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with all applicable requirements of law, all applicable accounting standards, and the terms of the retirement plan documents, trust and custody agreements and other applicable governing documents relating to the Accounts.

DST Systems, Inc. is hereby authorized and instructed to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The undersigned acknowledge(s) and agree(s) that DST Systems, Inc. may serve as agent and sub-contractor of IFTC with respect to the Accounts.

The provisions of this Consent and Authorization shall continue after the termination of System and other services provided by DST Systems, Inc. to the undersigned for so long as such access to and use of such accounts and records may be reasonably required by IFTC.

The term "Accounts" shall mean all individual retirement accounts, simplified employee pension plan accounts, 403(b)(7) custodial accounts, Keogh accounts, defined contribution retirement plan accounts and other accounts of any type for which IFTC may from time to time be named as custodian or trustee which contain shares issued by the undersigned investment company(ies).

This Consent and Authorization is irrevocable in every respect, shall be binding upon the undersigned and its (their) successors and assigns and shall inure to the benefit of IFTC and DST Systems, Inc. and their respective successors and assigns.



BULL & BEAR FUNDS I, INC.

By:
Name:
Title:

                                    EXHIBIT B

                            CONSENT AND AUTHORIZATION


In consideration of Investors Fiduciary Trust Company ("IFTC") serving as custodian and/or custodial trustee for the Accounts (as hereinafter defined), the undersigned registered investment company(ies) agree(s) that IFTC shall at all times have full access to and use of all accounts and records relating to Accounts which are maintained on the computerized mutual fund shareholder recordkeeping system of DST Systems, Inc. (the "System") for purposes of performing its duties and obligations as such custodian and/or custodial trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with all applicable requirements of law, all applicable accounting standards, and the terms of the retirement plan documents, trust and custody agreements and other applicable governing documents relating to the Accounts.

DST Systems, Inc. is hereby authorized and instructed to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The undersigned acknowledge(s) and agree(s) that DST Systems, Inc. may serve as agent and sub-contractor of IFTC with respect to the Accounts.

The provisions of this Consent and Authorization shall continue after the termination of System and other services provided by DST Systems, Inc. to the undersigned for so long as such access to and use of such accounts and records may be reasonably required by IFTC.

The term "Accounts" shall mean all individual retirement accounts, simplified employee pension plan accounts, 403(b)(7) custodial accounts, Keogh accounts, defined contribution retirement plan accounts and other accounts of any type for which IFTC may from time to time be named as custodian or trustee which contain shares issued by the undersigned investment company(ies).

This Consent and Authorization is irrevocable in every respect, shall be binding upon the undersigned and its (their) successors and assigns and shall inure to the benefit of IFTC and DST Systems, Inc. and their respective successors and assigns.



BULL & BEAR FUNDS II, INC.

By:
Name:
Title:

                                    EXHIBIT B

                            CONSENT AND AUTHORIZATION


In consideration of Investors Fiduciary Trust Company ("IFTC") serving as custodian and/or custodial trustee for the Accounts (as hereinafter defined), the undersigned registered investment company(ies) agree(s) that IFTC shall at all times have full access to and use of all accounts and records relating to Accounts which are maintained on the computerized mutual fund shareholder recordkeeping system of DST Systems, Inc. (the "System") for purposes of performing its duties and obligations as such custodian and/or custodial trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with all applicable requirements of law, all applicable accounting standards, and the terms of the retirement plan documents, trust and custody agreements and other applicable governing documents relating to the Accounts.

DST Systems, Inc. is hereby authorized and instructed to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The undersigned acknowledge(s) and agree(s) that DST Systems, Inc. may serve as agent and sub-contractor of IFTC with respect to the Accounts.

The provisions of this Consent and Authorization shall continue after the termination of System and other services provided by DST Systems, Inc. to the undersigned for so long as such access to and use of such accounts and records may be reasonably required by IFTC.

The term "Accounts" shall mean all individual retirement accounts, simplified employee pension plan accounts, 403(b)(7) custodial accounts, Keogh accounts, defined contribution retirement plan accounts and other accounts of any type for which IFTC may from time to time be named as custodian or trustee which contain shares issued by the undersigned investment company(ies).

This Consent and Authorization is irrevocable in every respect, shall be binding upon the undersigned and its (their) successors and assigns and shall inure to the benefit of IFTC and DST Systems, Inc. and their respective successors and assigns.



BULL & BEAR GLOBAL INCOME FUND, INC.

By:
Name:
Title:

                                    EXHIBIT B

                            CONSENT AND AUTHORIZATION


In consideration of Investors Fiduciary Trust Company ("IFTC") serving as custodian and/or custodial trustee for the Accounts (as hereinafter defined), the undersigned registered investment company(ies) agree(s) that IFTC shall at all times have full access to and use of all accounts and records relating to Accounts which are maintained on the computerized mutual fund shareholder recordkeeping system of DST Systems, Inc. (the "System") for purposes of performing its duties and obligations as such custodian and/or custodial trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with all applicable requirements of law, all applicable accounting standards, and the terms of the retirement plan documents, trust and custody agreements and other applicable governing documents relating to the Accounts.

DST Systems, Inc. is hereby authorized and instructed to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The undersigned acknowledge(s) and agree(s) that DST Systems, Inc. may serve as agent and sub-contractor of IFTC with respect to the Accounts.

The provisions of this Consent and Authorization shall continue after the termination of System and other services provided by DST Systems, Inc. to the undersigned for so long as such access to and use of such accounts and records may be reasonably required by IFTC.

The term "Accounts" shall mean all individual retirement accounts, simplified employee pension plan accounts, 403(b)(7) custodial accounts, Keogh accounts, defined contribution retirement plan accounts and other accounts of any type for which IFTC may from time to time be named as custodian or trustee which contain shares issued by the undersigned investment company(ies).

This Consent and Authorization is irrevocable in every respect, shall be binding upon the undersigned and its (their) successors and assigns and shall inure to the benefit of IFTC and DST Systems, Inc. and their respective successors and assigns.



BULL & BEAR U.S. GOVERNMENT SECURITIES FUND, INC.

By:
Name:
Title:

                                    EXHIBIT B

                            CONSENT AND AUTHORIZATION


In consideration of Investors Fiduciary Trust Company ("IFTC") serving as custodian and/or custodial trustee for the Accounts (as hereinafter defined), the undersigned registered investment company(ies) agree(s) that IFTC shall at all times have full access to and use of all accounts and records relating to Accounts which are maintained on the computerized mutual fund shareholder recordkeeping system of DST Systems, Inc. (the "System") for purposes of performing its duties and obligations as such custodian and/or custodial trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with all applicable requirements of law, all applicable accounting standards, and the terms of the retirement plan documents, trust and custody agreements and other applicable governing documents relating to the Accounts.

DST Systems, Inc. is hereby authorized and instructed to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The undersigned acknowledge(s) and agree(s) that DST Systems, Inc. may serve as agent and sub-contractor of IFTC with respect to the Accounts.

The provisions of this Consent and Authorization shall continue after the termination of System and other services provided by DST Systems, Inc. to the undersigned for so long as such access to and use of such accounts and records may be reasonably required by IFTC.

The term "Accounts" shall mean all individual retirement accounts, simplified employee pension plan accounts, 403(b)(7) custodial accounts, Keogh accounts, defined contribution retirement plan accounts and other accounts of any type for which IFTC may from time to time be named as custodian or trustee which contain shares issued by the undersigned investment company(ies).

This Consent and Authorization is irrevocable in every respect, shall be binding upon the undersigned and its (their) successors and assigns and shall inure to the benefit of IFTC and DST Systems, Inc. and their respective successors and assigns.



BULL & BEAR SPECIAL EQUITIES FUND, INC.

By:
Name:
Title:

                                    EXHIBIT B

                            CONSENT AND AUTHORIZATION


In consideration of Investors Fiduciary Trust Company ("IFTC") serving as custodian and/or custodial trustee for the Accounts (as hereinafter defined), the undersigned registered investment company(ies) agree(s) that IFTC shall at all times have full access to and use of all accounts and records relating to Accounts which are maintained on the computerized mutual fund shareholder recordkeeping system of DST Systems, Inc. (the "System") for purposes of performing its duties and obligations as such custodian and/or custodial trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with all applicable requirements of law, all applicable accounting standards, and the terms of the retirement plan documents, trust and custody agreements and other applicable governing documents relating to the Accounts.

DST Systems, Inc. is hereby authorized and instructed to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The undersigned acknowledge(s) and agree(s) that DST Systems, Inc. may serve as agent and sub-contractor of IFTC with respect to the Accounts.

The provisions of this Consent and Authorization shall continue after the termination of System and other services provided by DST Systems, Inc. to the undersigned for so long as such access to and use of such accounts and records may be reasonably required by IFTC.

The term "Accounts" shall mean all individual retirement accounts, simplified employee pension plan accounts, 403(b)(7) custodial accounts, Keogh accounts, defined contribution retirement plan accounts and other accounts of any type for which IFTC may from time to time be named as custodian or trustee which contain shares issued by the undersigned investment company(ies).

This Consent and Authorization is irrevocable in every respect, shall be binding upon the undersigned and its (their) successors and assigns and shall inure to the benefit of IFTC and DST Systems, Inc. and their respective successors and assigns.



BULL & BEAR GOLD INVESTORS LTD.

By:
Name:
Title:

                                    EXHIBIT B

                            CONSENT AND AUTHORIZATION


In consideration of Investors Fiduciary Trust Company ("IFTC") serving as custodian and/or custodial trustee for the Accounts (as hereinafter defined), the undersigned registered investment company(ies) agree(s) that IFTC shall at all times have full access to and use of all accounts and records relating to Accounts which are maintained on the computerized mutual fund shareholder recordkeeping system of DST Systems, Inc. (the "System") for purposes of performing its duties and obligations as such custodian and/or custodial trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with all applicable requirements of law, all applicable accounting standards, and the terms of the retirement plan documents, trust and custody agreements and other applicable governing documents relating to the Accounts.

DST Systems, Inc. is hereby authorized and instructed to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The undersigned acknowledge(s) and agree(s) that DST Systems, Inc. may serve as agent and sub-contractor of IFTC with respect to the Accounts.

The provisions of this Consent and Authorization shall continue after the termination of System and other services provided by DST Systems, Inc. to the undersigned for so long as such access to and use of such accounts and records may be reasonably required by IFTC.

The term "Accounts" shall mean all individual retirement accounts, simplified employee pension plan accounts, 403(b)(7) custodial accounts, Keogh accounts, defined contribution retirement plan accounts and other accounts of any type for which IFTC may from time to time be named as custodian or trustee which contain shares issued by the undersigned investment company(ies).

This Consent and Authorization is irrevocable in every respect, shall be binding upon the undersigned and its (their) successors and assigns and shall inure to the benefit of IFTC and DST Systems, Inc. and their respective successors and assigns.



BULL & BEAR MUNICIPAL INCOME FUND, INC.

By:
Name:
Title:

                                    EXHIBIT B

                            CONSENT AND AUTHORIZATION


In consideration of Investors Fiduciary Trust Company ("IFTC") serving as custodian and/or custodial trustee for the Accounts (as hereinafter defined), the undersigned registered investment company(ies) agree(s) that IFTC shall at all times have full access to and use of all accounts and records relating to Accounts which are maintained on the computerized mutual fund shareholder recordkeeping system of DST Systems, Inc. (the "System") for purposes of performing its duties and obligations as such custodian and/or custodial trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with all applicable requirements of law, all applicable accounting standards, and the terms of the retirement plan documents, trust and custody agreements and other applicable governing documents relating to the Accounts.

DST Systems, Inc. is hereby authorized and instructed to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The undersigned acknowledge(s) and agree(s) that DST Systems, Inc. may serve as agent and sub-contractor of IFTC with respect to the Accounts.

The provisions of this Consent and Authorization shall continue after the termination of System and other services provided by DST Systems, Inc. to the undersigned for so long as such access to and use of such accounts and records may be reasonably required by IFTC.

The term "Accounts" shall mean all individual retirement accounts, simplified employee pension plan accounts, 403(b)(7) custodial accounts, Keogh accounts, defined contribution retirement plan accounts and other accounts of any type for which IFTC may from time to time be named as custodian or trustee which contain shares issued by the undersigned investment company(ies).

This Consent and Authorization is irrevocable in every respect, shall be binding upon the undersigned and its (their) successors and assigns and shall inure to the benefit of IFTC and DST Systems, Inc. and their respective successors and assigns.



MIDAS FUND, INC.

By:
Name:
Title:

                                    EXHIBIT B

                            CONSENT AND AUTHORIZATION


In consideration of Investors Fiduciary Trust Company ("IFTC") serving as custodian and/or custodial trustee for the Accounts (as hereinafter defined), the undersigned registered investment company(ies) agree(s) that IFTC shall at all times have full access to and use of all accounts and records relating to Accounts which are maintained on the computerized mutual fund shareholder recordkeeping system of DST Systems, Inc. (the "System") for purposes of performing its duties and obligations as such custodian and/or custodial trustee. In addition, IFTC, its auditors and accountants, and to the extent required by law its regulatory authorities, shall have full access at all times to all such accounts and records for purposes of audit, examination, and testing and verifying compliance with all applicable requirements of law, all applicable accounting standards, and the terms of the retirement plan documents, trust and custody agreements and other applicable governing documents relating to the Accounts.

DST Systems, Inc. is hereby authorized and instructed to provide such access to IFTC and to permit IFTC to make use of such accounts and records upon demand. The undersigned acknowledge(s) and agree(s) that DST Systems, Inc. may serve as agent and sub-contractor of IFTC with respect to the Accounts.

The provisions of this Consent and Authorization shall continue after the termination of System and other services provided by DST Systems, Inc. to the undersigned for so long as such access to and use of such accounts and records may be reasonably required by IFTC.

The term "Accounts" shall mean all individual retirement accounts, simplified employee pension plan accounts, 403(b)(7) custodial accounts, Keogh accounts, defined contribution retirement plan accounts and other accounts of any type for which IFTC may from time to time be named as custodian or trustee which contain shares issued by the undersigned investment company(ies).

This Consent and Authorization is irrevocable in every respect, shall be binding upon the undersigned and its (their) successors and assigns and shall inure to the benefit of IFTC and DST Systems, Inc. and their respective successors and assigns.


ROCKWOOD FUND, INC.

By:
Name:
Title:

                                    EXHIBIT C

                               ANNUAL FEE SCHEDULE


IRAs (including SEP-IRAs):  $1.00 per IRA Plan
403(b)(7) Accounts:  $1.00 per 403(b) Plan
Employer Defined Contribution Retirement Plans: $10.00 per Participant in the Employer Plan